Exhibit 10.9
CASH-SETTLED RESTRICTED STOCK UNIT GRANT NOTICE UNDER THE
CLARITEV CORPORATION 2020 OMNIBUS INCENTIVE PLAN

Claritev Corporation, a Delaware corporation (the “Company”), pursuant to its 2020 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of cash-settled Restricted Stock Units set forth below (the “Awarded Units”). The Awarded Units are subject to all of the terms and conditions set forth in this Cash-Settled Restricted Stock Unit Grant Notice (this “Grant Notice”) and the terms and conditions set forth in the Cash-Settled Restricted Stock Unit Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant: [•]

Date of Grant: [•]

Number of
Restricted Stock Units: [•]

Vesting Schedule: One-half (1/2) of the Awarded Units shall vest on the first (1st) anniversary of the Date of Grant and the remaining one-half (1/2) of the Awarded Units shall vest on the second (2nd) anniversary of the Date of Grant.

Dividend Equivalents: The Awarded Units shall be credited with dividend equivalent payments, as provided in Section 13(c)(iii) of the Plan.

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Exhibit 10.9

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS CASH-SETTLED RESTRICTED STOCK UNIT GRANT NOTICE, THE CASH-SETTLED RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF THE AWARDED UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS CASH-SETTLED RESTRICTED STOCK UNIT GRANT NOTICE, THE CASH-SETTLED RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN. TO THE EXTENT THIS GRANT NOTICE IS TRANSMITTED TO THE PARTICIPANT ELECTRONICALLY, EITHER FROM THE COMPANY OR A THIRD-PARTY PLAN ADMINISTRATOR, THE ELECTRONIC ACCEPTANCE OF THIS GRANT NOTICE OR THE AWARDED UNITS SHALL CONSTITUTE PARTICIPANT’S SIGNATURE HERETO.

Participant

CLARITEV CORPORATION

By:
Title:

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Exhibit 10.9
CASH-SETTLED RESTRICTED STOCK UNIT AGREEMENT UNDER THE
CLARITEV CORPORATION 2020 OMNIBUS INCENTIVE PLAN

Pursuant to the Cash-Settled Restricted Stock Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Cash-Settled Restricted Stock Unit Agreement (this “Restricted Stock Unit Agreement”) and the Plan (as defined in the Grant Notice), the Company (as defined in the Grant Notice) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1.Grant of Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Awarded Units provided in the Grant Notice. Each Awarded Unit represents an unfunded, unsecured right to receive a cash payment equal to the product of (a) the Fair Market Value as of the date the Awarded Units are settled in accordance with Section 3 below (the “Per Share Settlement Date FMV”) and (b) the number of Awarded Restricted Stock Units that become vested; provided, however, that for any Awarded Units that become vested prior to a Change in Control, such amount received (not including any associated credited dividend equivalent rights) shall not exceed the product of (c) four (4) times the Fair Market Value on the Date of Grant (the “Per Share Maximum Value”) and (d) the number of Awarded Restricted Stock Units that become vested. If the Per Share Settlement Date FMV exceeds the Per Share Maximum Value, if a Change in Control occurs on or prior to the fifth (5th) anniversary of the Date of Grant (such date, the “Outside CIC Date”), the Participant will then become entitled to receive, for each such Awarded Unit, a cash payment equal to the difference, if positive, between (x) the lesser of (i) the Per Share Settlement Date FMV and (ii) the price per share of Common Stock received or to be received by the other Stockholders of the Company in such event (as determined by the Committee) minus (y) the Per Share Maximum Value (such amount, the “CIC RSU Excess”). For the avoidance of doubt, for any Awarded Units that become vested on or after a Change in Control, such vested Awarded Units will be settled without regard to the Per Share Maximum Value. If a Change in Control does not occur on or prior to the Outside CIC Date, the right to receive the CIC RSU Excess, if any, will automatically be forfeited and terminate without further action.

2.Vesting. Subject to the conditions contained herein and in the Plan, the Awarded Units shall vest in the amounts and on the date(s) set forth in the Grant Notice (each, an “Awarded Unit Vesting Date”), subject to the Participant’s continued employment through the applicable Awarded Unit Vesting Date. Subject to the conditions contained herein and in the Plan, the CIC RSU Excess, if any, shall vest on a Change in Control that occurs on or prior to the Outside CIC Date, subject to the Participant’s continued employment through such Change in Control. The provisions of Section 8(c)(ii) of the Plan are incorporated herein by reference and made a part hereof, and except as otherwise provided in this Restricted Stock Unit Agreement or the Plan, or as otherwise determined by the Committee, any Awarded Units and the CIC RSU Excess, if any, that have not vested as of the date of the Participant’s Termination will be forfeited and terminate without further action.

3.Settlement of Awarded Units. Subject to any election by the Committee pursuant to Section 8(d)(ii) of the Plan, the Company will deliver to the Participant, (a) as soon as reasonably practicable (and, in any event, within two and one-half months) following the applicable Awarded Unit Vesting Date or the date the Awarded Units become earlier vested pursuant to Section 4 or Section 5 below, as applicable, the cash payment based on the Per Share Settlement Date FMV or the Per Share Maximum Value, as applicable, and (b) as soon as reasonably practicable (and, in any event, within thirty (30) days) following the earlier of the Outside CIC Date and a Change in Control that meets the requirements of Section 409A(a)(2)(A)(v) of the Code, the CIC RSU Excess, if any. The payments to be made pursuant to either clause (a) or (b) of this Section 3 may instead be settled, in the Committee’s sole discretion, in a number

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Exhibit 10.9
of shares of Common Stock that, in the aggregate, have a Fair Market Value as of the date of the settlement equal to the amount to be paid pursuant to clause (a) or (b) of this Section 3, as applicable. In each case, the vested Awarded Units and CIC RSU Excess, as applicable, shall be cancelled upon such delivery.

4.Treatment Upon Termination.

(a)Death or Disability. Notwithstanding Section 2 above, in the event of the Participant’s Termination due to death or Disability, unvested Awarded Units and the CIC RSU Excess, if any, from (i) any Awarded Units that had vested previously and (ii) the Awarded Units that become vested pursuant to this Section 4(a), in each case, shall vest.

(b)Termination without Cause or Resignation for Good Reason. Notwithstanding Section 2 above, and except as provided in Section 5(b) below, in the event of the Participant’s Termination without Cause or Resignation for Good Reason, a Pro Rata Portion of the next Tranche of the Awarded Units and the CIC RSU Excess, if any, from (i) any Awarded Units that had vested previously and (ii) the Awarded Units that become vested pursuant to this Section 4(b), in each case, shall vest. For purposes of this Section 4(b) and Section 5(b) below, as applicable:

(I)“Good Reason” means “Good Reason” as defined in the Participant’s employment agreement, as may be amended (including, for the avoidance of doubt, the procedural requirements associated therewith).

(II)“Resignation for Good Reason” shall mean a Termination by the Participant for Good Reason.

(III)“Pro Rata Portion” shall be equal to the product of “A” multiplied by “B”, where “A” equals the number of Awarded Units in the next Tranche that are not vested on the date of the Participant’s Termination, and “B” is a fraction, the numerator of which is the number of days from the Date of Grant or the last Awarded Unit Vesting Date, as applicable, through the date of the Participant’s Termination, and the denominator of which is 365;

(IV)“Termination without Cause” shall mean a Termination by the Company other than for Cause, by reason of the Participant’s death or the Participant’s Disability; and

(V)“Tranche” shall refer to each portion of the Awarded Units that would vest on a particular Awarded Unit Vesting Date (that is, one-half of the Awarded Units).

5.Change in Control.

(a)Notwithstanding anything to the contrary in this Restricted Stock Unit Agreement or the Plan, in the event of a Change in Control, if the Awarded Units are not continued or assumed, or substituted or replaced with an award with respect to cash or shares of the acquiror or surviving entity in such Change in Control, in each case, with substantially equivalent terms and value as the Awarded Units (“Assumed”), any unvested Awarded Units shall become vested immediately prior to the Change in Control. For the avoidance of doubt, Awarded Units that become vested pursuant to this Section 5(b) shall be settled without regard to the Per Share Maximum Value.
(b)In the event of a Change in Control in which the Awarded Units are Assumed, the Awarded Units shall remain subject to the terms and conditions of this Restricted Stock Unit Agreement,

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Exhibit 10.9
provided, that, (i) such Awarded Units, as so Assumed, shall not be subject to the Per Share Maximum Value and (ii) notwithstanding Section 2 and Section 4(b) above, in the event of the Participant’s Termination without Cause or Resignation for Good Reason, in each case, within the twelve (12)-month period beginning on the Change in Control and ending at the end of the first anniversary of the Change in Control, any unvested Awarded Units shall become vested and shall be settled without regard to the Per Share Maximum Value.

6.Company; Participant.

(a)The term “Company” as used in this Restricted Stock Unit Agreement with reference to service shall include the Company and its Subsidiaries.

(b)Whenever the word “Participant” is used in any provision of this Restricted Stock Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Awarded Units may be transferred in accordance with Section 13(b) of the Plan, the word “Participant” shall be deemed to include such person or person.

7.Non-Transferability. Neither the Awarded Units nor the CIC RSU Excess, if any, are transferable by the Participant except to Permitted Transferees in accordance with Section 13(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Awarded Units or the CIC RSU Excess, if any, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Awarded Units and the CIC RSU Excess, if any, shall terminate and become of no further effect.

8.Rights as Shareholder. Subject to any dividend equivalent payments to be provided to the Participant in accordance with the Grant Notice and Section 13(c)(iii) of the Plan, the Participant or a Permitted Transferee of the Awarded Units shall have no rights as a shareholder with respect to any share of Common Stock underlying an Awarded Unit or with respect to the CIC RSU Excess, if any.

9.Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof.

10.Notice. Every notice or other communication relating to this Restricted Stock Unit Agreement between the Company and the Participant shall be in writing, which may include by electronic mail, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel or its designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
11.No Right to Continued Employment or Service. This Restricted Stock Unit Agreement does not confer upon the Participant any right to continue as an employee or other service provider to the Company.

12.Binding Effect. This Restricted Stock Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

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Exhibit 10.9

13.Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

14.Governing Law. This Restricted Stock Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Restricted Stock Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

15.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Unit Agreement (including the Grant Notice), the Plan shall govern and control.

16.Section 409A. It is intended that (a) the Restricted Stock Units granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section and that (b) the CIC RSU Excess, if any, shall be compliant with Section 409A of the Code, in each case, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.

17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Awarded Units on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19.Entire Agreement. This Restricted Stock Unit Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.

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